Related Party Transactions	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
13 –	RELATED PARTY TRANSACTIONS

Quantum Systems Agreement

On March 31, 2026, the Company and IonQ Quantum, Inc. (“IonQ”) entered into a Quantum Systems Agreement, pursuant to which, the Company purchased, among other things, a dedicated trapped-ion quantum computing system from IonQ for an aggregate consideration of $35 million. IonQ will procure, construct, install, and verify a trapped-ion quantum computing system meeting specified performance benchmarks and install it in a data center designated and operated by the Company. As of June 30, 2026, IonQ holds a 7.8% equity interest in the Company.